Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2022
4

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Revenues
Premiums	$13,095	$10,771	$11,721	$17,547	$9,358	$42,009	$49,397
Universal life and investment-type product policy fees	1,422	1,418	1,516	1,302	1,349	5,756	5,585
Net investment income	5,233	4,284	3,583	3,585	4,464	21,395	15,916
Other revenues	661	660	616	730	628	2,619	2,634
Net investment gains (losses)	(126)	(518)	(685)	(414)	355	1,529	(1,262)
Net derivative gains (losses)	(196)	(859)	(1,195)	(480)	162	(2,228)	(2,372)
Total revenues	20,089	15,756	15,556	22,270	16,316	71,080	69,898

Expenses
Policyholder benefits and claims	13,923	11,193	11,790	17,993	9,636	43,954	50,612
Interest credited to policyholder account balances	1,385	630	492	980	1,590	5,538	3,692
Policyholder dividends	204	198	193	155	155	876	701
Capitalization of DAC	(666)	(650)	(622)	(615)	(671)	(2,718)	(2,558)
Amortization of DAC and VOBA	612	537	616	218	560	2,555	1,931
Amortization of negative VOBA	(9)	(9)	(10)	(12)	(10)	(34)	(41)
Interest expense on debt	224	225	226	239	248	920	938
Other expenses	3,110	2,917	2,873	2,893	3,081	11,863	11,764
Total expenses	18,783	15,041	15,558	21,851	14,589	62,954	67,039
Income (loss) before provision for income tax	1,306	715	(2)	419	1,727	8,126	2,859
Provision for income tax expense (benefit)	95	41	(140)	19	381	1,551	301
Net income (loss)	1,211	674	138	400	1,346	6,575	2,558
Less: Net income (loss) attributable to noncontrolling interests	6	5	6	5	3	21	19
Net income (loss) attributable to MetLife, Inc.	1,205	669	132	395	1,343	6,554	2,539
Less: Preferred stock dividends	29	63	29	64	29	195	185
Preferred stock redemption premium	—	—	—	—	—	6	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,176	$606	$103	$331	$1,314	$6,353	$2,354

Premiums, fees and other revenues	$15,178	$12,849	$13,853	$19,579	$11,335	$50,384	$57,616

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,176	$606	$103	$331	$1,314
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(126)	(518)	(685)	(414)	355
Less: Net derivative gains (losses)	(196)	(859)	(1,195)	(480)	162
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(501)	(183)	(253)	(24)	(330)
Less: Provision for income tax (expense) benefit	167	444	616	288	(96)
Add: Net income (loss) attributable to noncontrolling interests	6	5	6	5	3
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,838	1,727	1,626	966	1,226
Less: Total notable items (2)	140	—	77	34	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,698	$1,727	$1,549	$932	$1,226

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.39	$0.73	$0.13	$0.41	$1.66
Less: Net investment gains (losses)	(0.15)	(0.62)	(0.84)	(0.52)	0.45
Less: Net derivative gains (losses)	(0.23)	(1.03)	(1.47)	(0.60)	0.21
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.59)	(0.22)	(0.31)	(0.03)	(0.43)
Less: Provision for income tax (expense) benefit	0.20	0.53	0.76	0.36	(0.12)
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01	—
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.17	2.08	2.00	1.21	1.55
Less: Total notable items per diluted common share (2)	0.17	—	0.09	0.04	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.01	$2.08	$1.90	$1.16	$1.55

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$77	$34	$—
Tax adjustments	140	—	—	—	—
Total notable items	$140	$—	$77	$34	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$0.09	$0.04	$—
Tax adjustments	0.17	—	—	—	—
Total notable items	$0.17	$—	$0.09	$0.04	$—

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Weighted average common shares outstanding - diluted	845.2	830.5	814.5	800.7	790.2

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Book value per common share (1)	$77.12	$61.55	$41.73	$27.00	$29.81
Book value per common share, excluding AOCI other than FCTA (1)	$57.65	$57.12	$55.54	$54.37	$56.34
Book value per common share - tangible common stockholders' equity (1)	$45.61	$45.02	$43.62	$42.49	$44.00

	For the Three Months Ended
Unaudited	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Return on MetLife, Inc.'s (2):
Common stockholders' equity	7.3%	4.3%	1.0%	4.9%	23.6%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	11.4%	12.1%	15.6%	14.2%	22.1%
Common stockholders' equity, excluding AOCI other than FCTA	15.3%	14.7%	14.3%	8.9%	11.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	14.2%	14.7%	13.7%	8.6%	11.3%
Tangible common stockholders' equity	19.6%	18.8%	18.4%	11.5%	14.7%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Common shares outstanding, beginning of period	844.5	825.5	814.8	797.6	787.3
Share repurchases	(19.4)	(13.6)	(17.3)	(10.3)	(8.5)
Newly issued shares	0.4	2.9	0.1	—	0.3
Common shares outstanding, end of period	825.5	814.8	797.6	787.3	779.1

Weighted average common shares outstanding - basic	838.1	823.8	809.7	795.8	784.2
Dilutive effect of the exercise or issuance of stock-based awards	7.1	6.7	4.8	4.9	6.0
Weighted average common shares outstanding - diluted	845.2	830.5	814.5	800.7	790.2

MetLife Policyholder Trust Shares	129.3	127.8	126.2	125.1	123.6

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Total revenues	$20,089	$15,756	$15,556	$22,270	$16,316	$71,080	$69,898
Less: Net investment gains (losses)	(126)	(518)	(685)	(414)	355	1,529	(1,262)
Less: Net derivative gains (losses)	(196)	(859)	(1,195)	(480)	162	(2,228)	(2,372)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	13	(8)	(11)	(9)	(14)	71	(42)
Less: Other adjustments to revenues:
GMIB fees	24	23	22	21	18	98	84
Investment hedge adjustments	(235)	(215)	(232)	(252)	(277)	(895)	(976)
Operating joint venture adjustments	—	(6)	1	(5)	1	(1)	(9)
Unit-linked contract income	253	(498)	(688)	(321)	209	952	(1,298)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	—	(2)	—	1	(8)	(1)
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	53	47	48	40	25	221	160
Divested businesses	93	66	—	—	—	1,097	66
Total adjusted revenues	$20,211	$17,724	$18,298	$23,690	$15,836	$70,244	$75,548

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Net investment income	$5,233	$4,284	$3,583	$3,585	$4,464	$21,395	$15,916
Less: Adjustments to net investment income:
Investment hedge adjustments	(235)	(215)	(232)	(252)	(277)	(895)	(976)
Operating joint venture adjustments	—	(6)	1	(5)	1	(1)	(9)
Unit-linked contract income	253	(498)	(688)	(321)	209	952	(1,298)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	—	(2)	—	1	(8)	(1)
Divested businesses	15	11	—	—	—	67	11
Adjusted net investment income	$5,201	$4,992	$4,504	$4,163	$4,530	$21,280	$18,189

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Variable investment income (Included in net investment income above)	$1,269	$1,185	$389	$(53)	$24	$5,650	$1,545

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Premiums, fees and other revenues	$15,178	$12,849	$13,853	$19,579	$11,335	$50,384	$57,616
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	13	(8)	(11)	(9)	(14)	71	(42)
GMIB fees	24	23	22	21	18	98	84
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	53	47	48	40	25	221	160
Divested businesses	78	55	—	—	—	1,030	55
Adjusted premiums, fees and other revenues	$15,010	$12,732	$13,794	$19,527	$11,306	$48,964	$57,359
Adjusted premiums, fees and other revenues, on a constant currency basis	$14,632	$12,384	$13,601	$19,508	$11,306

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Total expenses	$18,783	$15,041	$15,558	$21,851	$14,589	$62,954	$67,039
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	63	(19)	4	(98)	8	100	(105)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	7	7	6	6	6	32	25
Inflation and pass-through adjustments	99	39	152	88	144	3	423
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	93	(44)	(109)	(190)	(28)	395	(371)
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	23	12	(34)	(66)	(74)	83	(162)
PAB hedge adjustments	—	—	—	—	—	(2)	—
Unit-linked contract costs	246	(505)	(695)	(302)	180	938	(1,322)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(9)	(7)	(4)	(8)	(5)	(28)	(24)
Regulatory implementation costs	1	—	2	1	1	4	4
Acquisition, integration and other costs	(1)	7	13	14	15	9	49
TSA fees	53	47	48	40	25	221	160
Divested businesses	126	55	8	13	21	1,035	97
Total adjusted expenses	$18,082	$15,449	$16,167	$22,353	$14,296	$60,164	$68,265

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Capitalization of DAC	$(666)	$(650)	$(622)	$(615)	$(671)	$(2,718)	$(2,558)
Less: Divested businesses	(15)	(11)	—	—	—	(119)	(11)
Adjusted capitalization of DAC	$(651)	$(639)	$(622)	$(615)	$(671)	$(2,599)	$(2,547)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Other expenses	$3,110	$2,917	$2,873	$2,893	$3,081	$11,863	$11,764
Less: Noncontrolling interests	(9)	(7)	(4)	(8)	(5)	(28)	(24)
Less: Regulatory implementation costs	1	—	2	1	1	4	4
Less: Acquisition, integration and other costs	(1)	7	13	14	15	9	49
Less: TSA fees	53	47	48	40	25	221	160
Less: Divested businesses	81	32	8	13	21	358	74
Adjusted other expenses	$2,985	$2,838	$2,806	$2,833	$3,024	$11,299	$11,501
Adjusted other expenses on a constant currency basis	$2,809	$2,686	$2,725	$2,823	$3,024

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Other expenses	$3,110	$2,917	$2,873	$2,893	$3,081	$11,863	$11,764
Capitalization of DAC	(666)	(650)	(622)	(615)	(671)	(2,718)	(2,558)
Other expenses, net of capitalization of DAC	$2,444	$2,267	$2,251	$2,278	$2,410	$9,145	$9,206

Premiums, fees and other revenues	$15,178	$12,849	$13,853	$19,579	$11,335	$50,384	$57,616

Expense ratio	16.1%	17.6%	16.2%	11.6%	21.3%	18.2%	16.0%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Adjusted other expenses by major category
Direct expenses	$1,483	$1,337	$1,341	$1,360	$1,485	$5,196	$5,523
Pension, postretirement and postemployment benefit costs	52	25	24	24	25	164	98
Premium taxes, other taxes, and licenses & fees	147	151	137	172	146	607	606
Commissions and other variable expenses	1,303	1,325	1,304	1,277	1,368	5,332	5,274
Adjusted other expenses	2,985	2,838	2,806	2,833	3,024	11,299	11,501
Adjusted capitalization of DAC	(651)	(639)	(622)	(615)	(671)	(2,599)	(2,547)
Adjusted other expenses, net of adjusted capitalization of DAC	2,334	2,199	2,184	2,218	2,353	8,700	8,954
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	(84)	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,334	$2,199	$2,184	$2,218	$2,353	$8,784	$8,954

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Employee related costs	$906	$899	$866	$875	$864	$3,385	$3,504
Third party staffing costs	413	375	371	349	433	1,395	1,528
General and administrative expenses	164	63	104	136	188	416	491
Direct expenses	1,483	1,337	1,341	1,360	1,485	5,196	5,523
Less: Total notable items related to direct expenses (1)	—	—	—	—	—	(84)	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,483	$1,337	$1,341	$1,360	$1,485	$5,280	$5,523

Adjusted other expenses, net of adjusted capitalization of DAC	$2,334	$2,199	$2,184	$2,218	$2,353	$8,700	$8,954
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	(84)	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,334	$2,199	$2,184	$2,218	$2,353	$8,784	$8,954

Adjusted premiums, fees and other revenues	$15,010	$12,732	$13,794	$19,527	$11,306	$48,964	$57,359
Less: PRT	3,551	1,258	2,564	8,466	(69)	3,513	12,219
Adjusted premiums, fees and other revenues, excluding PRT	$11,459	$11,474	$11,230	$11,061	$11,375	$45,451	$45,140

Direct expense ratio	9.9%	10.5%	9.7%	7.0%	13.1%	10.6%	9.6%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.9%	11.7%	11.9%	12.3%	13.1%	11.6%	12.2%

Adjusted expense ratio	15.5%	17.3%	15.8%	11.4%	20.8%	17.8%	15.6%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.4%	19.2%	19.4%	20.1%	20.7%	19.3%	19.8%

(1)Notable items are related to “litigation reserves and settlement costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$340,274	$320,079	$284,178	$270,765	$276,780
Equity securities, at estimated fair value	1,269	988	1,085	973	1,684
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,142	11,418	9,875	8,954	9,668
Mortgage loans	79,353	79,968	82,055	82,437	83,763
Policy loans	9,111	9,036	8,876	8,783	8,874
Real estate and real estate joint ventures	12,216	12,379	12,376	12,532	13,137
Other limited partnership interests	14,625	14,570	14,636	14,387	14,414
Short-term investments, principally at estimated fair value	7,176	3,146	3,043	5,266	4,935
Other invested assets	18,655	18,696	19,901	22,299	20,038
Total investments	494,821	470,280	436,025	426,396	433,293
Cash and cash equivalents, principally at estimated fair value	20,047	23,488	20,548	22,200	20,195
Accrued investment income	3,185	3,251	3,154	3,355	3,446
Premiums, reinsurance and other receivables	17,149	17,926	17,769	17,666	17,461
Deferred policy acquisition costs and value of business acquired	16,061	18,409	20,248	21,523	22,983
Current income tax recoverable	184	39	274	194	42
Deferred income tax asset	189	225	616	2,700	2,830
Goodwill	9,535	9,510	9,151	9,005	9,297
Assets held-for-sale	7,238	4,582	—	—	—
Other assets	11,426	11,518	11,279	11,294	11,026
Separate account assets	179,873	165,056	143,829	135,771	146,038
Total assets	$759,708	$724,284	$662,893	$650,104	$666,611

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$199,721	$195,789	$193,474	$199,671	$204,228
Policyholder account balances	203,473	206,762	200,580	198,251	203,082
Other policy-related balances	17,751	19,553	19,284	19,491	19,651
Policyholder dividends payable	478	450	457	429	387
Policyholder dividend obligation	1,682	—	—	—	—
Payables for collateral under securities loaned and other transactions	31,920	30,481	23,819	24,890	20,937
Short-term debt	341	323	196	183	175
Long-term debt	13,933	13,848	13,677	14,520	14,647
Collateral financing arrangement	766	754	741	729	716
Junior subordinated debt securities	3,156	3,156	3,157	3,158	3,158
Deferred income tax liability	9,693	5,690	1,301	172	325
Liabilities held-for-sale	6,634	4,297	—	—	—
Other liabilities	22,538	23,888	25,011	27,509	25,980
Separate account liabilities	179,873	165,056	143,829	135,771	146,038
Total liabilities	691,959	670,047	625,526	624,774	639,324

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,511	33,531	33,548	33,589	33,616
Retained earnings	41,197	41,406	41,101	41,032	41,953
Treasury stock, at cost	(18,157)	(19,072)	(20,188)	(20,862)	(21,458)
Accumulated other comprehensive income (loss)	10,919	(1,912)	(17,372)	(28,695)	(27,083)
Total MetLife, Inc.'s stockholders' equity	67,482	53,965	37,101	25,076	27,040
Noncontrolling interests	267	272	266	254	247
Total equity	67,749	54,237	37,367	25,330	27,287
Total liabilities and equity	$759,708	$724,284	$662,893	$650,104	$666,611

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$25	$143	$507	$507	$506
RETIREMENT AND INCOME SOLUTIONS	784	733	489	434	468
TOTAL U.S.	$809	$876	$996	$941	$974
ASIA	819	813	545	292	304
LATIN AMERICA	149	192	352	220	228
EMEA	60	68	84	79	79
METLIFE HOLDINGS	603	472	456	69	258
CORPORATE & OTHER	(311)	(146)	(302)	(264)	(303)
Total adjusted earnings before provision for income tax	$2,129	$2,275	$2,131	$1,337	$1,540

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$5	$31	$107	$108	$106
RETIREMENT AND INCOME SOLUTIONS	164	152	101	89	97
TOTAL U.S.	$169	$183	$208	$197	$203
ASIA	233	233	159	95	89
LATIN AMERICA	24	50	85	49	47
EMEA	18	16	20	19	9
METLIFE HOLDINGS	121	95	92	10	50
CORPORATE & OTHER	(303)	(92)	(88)	(63)	(113)
Total provision for income tax expense (benefit)	$262	$485	$476	$307	$285

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$20	$112	$400	$399	$400
RETIREMENT AND INCOME SOLUTIONS	620	581	388	345	371
TOTAL U.S.	$640	$693	$788	$744	$771
ASIA	586	580	386	197	215
LATIN AMERICA	125	142	267	171	181
EMEA	42	52	64	60	70
METLIFE HOLDINGS	482	377	364	59	208
CORPORATE & OTHER (1)	(37)	(117)	(243)	(265)	(219)
Total adjusted earnings available to common shareholders (1)	$1,838	$1,727	$1,626	$966	$1,226

(1)Includes impact of preferred stock dividends of $29 million, $63 million, $29 million, $64 million and $29 million for the three months ended December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 and December 31, 2022, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

U.S.
GROUP BENEFITS	2.8%	9.4%	33.7%	33.6%	33.7%
RETIREMENT AND INCOME SOLUTIONS	38.6%	34.8%	23.3%	20.7%	22.2%
TOTAL U.S.	27.5%	24.3%	27.6%	26.1%	27.0%
ASIA	16.0%	16.1%	10.7%	5.5%	6.0%
LATIN AMERICA	18.1%	20.8%	39.1%	25.1%	26.5%
EMEA	5.9%	9.2%	11.4%	10.7%	12.4%
METLIFE HOLDINGS	18.5%	13.7%	13.2%	2.1%	7.6%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

U.S.	32.2%	32.6%	37.0%	35.0%	36.2%
ASIA	23.9%	24.1%	16.1%	8.2%	9.0%
LATIN AMERICA	28.5%	32.5%	61.1%	39.1%	41.4%
EMEA	10.2%	13.7%	16.9%	15.8%	18.4%
METLIFE HOLDINGS	20.3%	15.0%	14.5%	2.4%	8.3%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2021	2022	2021	2022
U.S.
GROUP BENEFITS	$2,899	$4,745
RETIREMENT AND INCOME SOLUTIONS	6,418	6,672
TOTAL U.S.	$9,317	$11,417	$8,116	$8,653
ASIA	$14,648	$14,437	$9,824	$9,639
LATIN AMERICA	$2,757	$2,730	$1,757	$1,748
EMEA	$2,844	$2,250	$1,683	$1,543
METLIFE HOLDINGS	$10,428	$11,011	$9,581	$10,125

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
U.S.	$13	$13	$13	$13	$13
ASIA	$1	$1	$1	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$1	$1	$1	$1	$1
METLIFE HOLDINGS	$4	$3	$4	$2	$3

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$9,439	$7,164	$8,254	$14,164	$5,966	$26,358	$35,548
Universal life and investment-type product policy fees	282	297	284	286	291	1,140	1,158
Net investment income	1,942	1,874	1,710	1,716	2,040	8,048	7,340
Other revenues	379	426	405	516	409	1,538	1,756
Total adjusted revenues	12,042	9,761	10,653	16,682	8,706	37,084	45,802

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	9,958	7,566	8,320	14,265	6,122	27,957	36,273
Interest credited to policyholder account balances	342	347	387	478	577	1,422	1,789
Capitalization of DAC	(17)	(23)	(14)	(23)	(17)	(65)	(77)
Amortization of DAC and VOBA	10	14	14	15	16	60	59
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	1	3	3	7	9
Other expenses	937	979	949	1,003	1,031	3,632	3,962
Total adjusted expenses	11,233	8,885	9,657	15,741	7,732	33,013	42,015
Adjusted earnings before provision for income tax	809	876	996	941	974	4,071	3,787
Provision for income tax expense (benefit)	169	183	208	197	203	850	791
Adjusted earnings	640	693	788	744	771	3,221	2,996
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$640	$693	$788	$744	$771	$3,221	$2,996

Adjusted premiums, fees and other revenues	$10,100	$7,887	$8,943	$14,966	$6,666	$29,036	$38,462
Less: PRT	3,551	1,258	2,564	8,466	(69)	3,513	12,219
Adjusted premiums, fees and other revenues, excluding PRT	$6,549	$6,629	$6,379	$6,500	$6,735	$25,523	$26,243

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$5,278	$5,433	$5,210	$5,161	$5,247	$20,475	$21,051
Universal life and investment-type product policy fees	206	216	210	215	214	829	855
Net investment income	296	280	278	279	299	1,160	1,136
Other revenues	307	355	336	331	338	1,239	1,360
Total adjusted revenues	6,087	6,284	6,034	5,986	6,098	23,703	24,402

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,206	5,259	4,649	4,565	4,634	19,790	19,107
Interest credited to policyholder account balances	32	31	32	34	46	127	143
Capitalization of DAC	(4)	(4)	(6)	(4)	(4)	(19)	(18)
Amortization of DAC and VOBA	7	5	8	7	8	28	28
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	—	1	—	1	1
Other expenses	820	850	844	876	908	3,176	3,478
Total adjusted expenses	6,062	6,141	5,527	5,479	5,592	23,103	22,739
Adjusted earnings before provision for income tax	25	143	507	507	506	600	1,663
Provision for income tax expense (benefit)	5	31	107	108	106	128	352
Adjusted earnings	20	112	400	399	400	472	1,311
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$20	$112	$400	$399	$400	$472	$1,311

Adjusted premiums, fees and other revenues	$5,791	$6,004	$5,756	$5,707	$5,799	$22,543	$23,266

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$4,161	$1,731	$3,044	$9,003	$719	$5,883	$14,497
Universal life and investment-type product policy fees	76	81	74	71	77	311	303
Net investment income	1,646	1,594	1,432	1,437	1,741	6,888	6,204
Other revenues	72	71	69	185	71	299	396
Total adjusted revenues	5,955	3,477	4,619	10,696	2,608	13,381	21,400

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,752	2,307	3,671	9,700	1,488	8,167	17,166
Interest credited to policyholder account balances	310	316	355	444	531	1,295	1,646
Capitalization of DAC	(13)	(19)	(8)	(19)	(13)	(46)	(59)
Amortization of DAC and VOBA	3	9	6	8	8	32	31
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	1	2	3	6	8
Other expenses	117	129	105	127	123	456	484
Total adjusted expenses	5,171	2,744	4,130	10,262	2,140	9,910	19,276
Adjusted earnings before provision for income tax	784	733	489	434	468	3,471	2,124
Provision for income tax expense (benefit)	164	152	101	89	97	722	439
Adjusted earnings	620	581	388	345	371	2,749	1,685
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$620	$581	$388	$345	$371	$2,749	$1,685

Adjusted premiums, fees and other revenues	$4,309	$1,883	$3,187	$9,259	$867	$6,493	$15,196
Less: PRT	3,551	1,258	2,564	8,466	(69)	3,513	12,219
Adjusted premiums, fees and other revenues, excluding PRT	$758	$625	$623	$793	$936	$2,980	$2,977

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$19,682	$19,825	$19,996	$20,132	$20,239
Premiums and deposits	6,227	6,483	6,121	6,014	6,024
Surrenders and withdrawals	(657)	(683)	(688)	(685)	(686)
Benefit payments	(5,165)	(5,213)	(4,631)	(4,511)	(4,633)
Net flows	405	587	802	818	705
Net transfers from (to) separate accounts	—	4	3	3	1
Interest	125	124	129	137	158
Policy charges	(147)	(150)	(155)	(153)	(155)
Other	(240)	(394)	(643)	(698)	(617)
Balance, end of period	$19,825	$19,996	$20,132	$20,239	$20,331

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$1,220	$1,292	$1,182	$986	$935
Premiums and deposits	68	69	69	69	70
Surrenders and withdrawals	(19)	(21)	(17)	(11)	(16)
Benefit payments	—	(5)	(2)	(3)	(3)
Net flows	49	43	50	55	51
Investment performance	80	(88)	(183)	(43)	64
Net transfers from (to) general account	—	(4)	(3)	(3)	(1)
Policy charges	(58)	(60)	(60)	(60)	(60)
Other	1	(1)	—	—	1
Balance, end of period	$1,292	$1,182	$986	$935	$990

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$434	$438	$436	$444	$475
Pension, postretirement and postemployment benefit costs	7	1	1	2	(1)
Premium taxes, other taxes, and licenses & fees	74	77	73	88	80
Commissions and other variable expenses	305	334	334	342	354
Adjusted other expenses	$820	$850	$844	$876	$908

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Group Life (2)
Adjusted premiums, fees and other revenues	$2,151	$2,180	$2,126	$2,125	$2,131
Mortality ratio	106.3%	103.8%	85.8%	86.0%	87.6%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,388	$2,519	$2,481	$2,475	$2,533
Interest adjusted benefit ratio (4)	74.2%	72.5%	73.1%	70.8%	69.4%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$134,283	$136,331	$136,782	$137,214	$144,564
Premiums and deposits	20,151	25,113	26,017	31,052	14,156
Surrenders and withdrawals	(17,271)	(20,104)	(23,750)	(22,157)	(14,488)
Benefit payments	(1,495)	(1,488)	(1,479)	(1,540)	(1,535)
Net flows	1,385	3,521	788	7,355	(1,867)
Net transfers from (to) separate accounts	1	(26)	—	—	—
Interest	943	954	1,005	1,132	1,307
Policy charges	(28)	(45)	(46)	(46)	(16)
Other	(253)	(3,953)	(1,315)	(1,091)	834
Balance, end of period	$136,331	$136,782	$137,214	$144,564	$144,822

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$81,091	$79,925	$69,123	$61,622	$58,838
Premiums and deposits	838	2,617	1,309	927	1,642
Surrenders and withdrawals (1)	(2,781)	(8,953)	(1,424)	(1,053)	(1,992)
Benefit payments	(36)	(25)	(20)	(33)	(50)
Net flows	(1,979)	(6,361)	(135)	(159)	(400)
Investment performance	954	(3,138)	(3,168)	(2,286)	1,197
Net transfers from (to) general account	(1)	26	—	—	—
Policy charges	(82)	(94)	(84)	(82)	(75)
Other	(58)	(1,235)	(4,114)	(257)	480
Balance, end of period	$79,925	$69,123	$61,622	$58,838	$60,040

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$39,365	$40,121	$43,485	$44,841	$45,066
Premiums and deposits (1)	1,547	3,598	1,268	157	1,567
Surrenders and withdrawals	(993)	(436)	(132)	(173)	(590)
Net flows	554	3,162	1,136	(16)	977
Interest	202	202	220	241	273
Balance, end of period	$40,121	$43,485	$44,841	$45,066	$46,316

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, end of period	$14,824	$14,898	$14,753	$13,427	$16,602

(1)Includes $750 million, $1,884 million, $0, $0 and $147 million of transfers from separate account GICs to synthetic GICs at December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$60	$65	$61	$64	$70
Pension, postretirement and postemployment benefit costs	3	—	1	—	—
Premium taxes, other taxes, and licenses & fees	15	5	4	22	10
Commissions and other variable expenses	39	59	39	41	43
Adjusted other expenses	$117	$129	$105	$127	$123

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Investment income yield excluding variable investment income yield	3.72%	3.68%	3.94%	4.27%	4.78%
Variable investment income yield	1.11%	0.92%	0.13%	(0.30)%	(0.16)%
Total investment income yield	4.83%	4.60%	4.07%	3.97%	4.62%
Average crediting rate	2.81%	2.79%	2.91%	3.26%	3.66%
Annualized general account spread	2.02%	1.81%	1.16%	0.71%	0.96%

Annualized general account spread excluding variable investment income yield	0.91%	0.89%	1.03%	1.01%	1.12%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$1,560	$1,553	$1,395	$1,347	$1,273	$6,421	$5,568
Universal life and investment-type product policy fees	443	448	498	421	473	1,814	1,840
Net investment income	1,276	1,242	1,012	827	828	5,052	3,909
Other revenues	19	21	24	21	24	73	90
Total adjusted revenues	3,298	3,264	2,929	2,616	2,598	13,360	11,407

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,258	1,228	1,185	1,257	1,082	5,008	4,752
Interest credited to policyholder account balances	497	498	493	497	515	1,995	2,003
Capitalization of DAC	(404)	(392)	(370)	(358)	(404)	(1,607)	(1,524)
Amortization of DAC and VOBA	289	288	321	190	306	1,369	1,105
Amortization of negative VOBA	(7)	(8)	(8)	(11)	(9)	(27)	(36)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	846	837	763	749	804	3,388	3,153
Total adjusted expenses	2,479	2,451	2,384	2,324	2,294	10,126	9,453
Adjusted earnings before provision for income tax	819	813	545	292	304	3,234	1,954
Provision for income tax expense (benefit)	233	233	159	95	89	936	576
Adjusted earnings	586	580	386	197	215	2,298	1,378
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$586	$580	$386	$197	$215	$2,298	$1,378

Adjusted premiums, fees and other revenues	$2,022	$2,022	$1,917	$1,789	$1,770	$8,308	$7,498

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted premiums, fees and other revenues	$2,022	$2,022	$1,917	$1,789	$1,770

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,712	$1,748	$1,783	$1,756	$1,770
Add: Operating joint ventures, on a constant currency basis (1), (2)	290	360	292	380	369
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,002	$2,108	$2,075	$2,136	$2,139

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$319	$326	$291	$285	$300
Pension, postretirement and postemployment benefit costs	31	20	19	17	23
Premium taxes, other taxes, and licenses & fees	41	39	31	36	37
Commissions and other variable expenses	455	452	422	411	444
Adjusted other expenses	$846	$837	$763	$749	$804
Adjusted other expenses, net of adjusted capitalization of DAC	$442	$445	$393	$391	$400

Adjusted other expenses on a constant currency basis	$708	$718	$709	$735	$804
Add: Operating joint ventures, on a constant currency basis (1), (2)	93	107	99	108	108
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$801	$825	$808	$843	$912
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$446	$465	$447	$470	$488

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Japan:
Life	$184	$180	$105	$100	$101
Accident & Health	62	73	70	65	61
Annuities	71	97	129	202	267
Other	1	2	2	3	1
Total Japan	318	352	306	370	430
Other Asia	235	188	155	206	188
Total sales	$553	$540	$461	$576	$618

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted earnings available to common shareholders	$586	$580	$386	$197	$215
Adjusted earnings available to common shareholders, on a constant currency basis	$560	$555	$374	$190	$215

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

GA AUM	$140,317	$131,989	$117,597	$109,930	$116,289
GA AUM (at amortized cost)	$130,310	$129,935	$122,257	$119,302	$126,335

GA AUM (at amortized cost), on a constant currency basis	$121,729	$123,899	$123,528	$124,952	$126,335
Add: Operating joint ventures, on a constant currency basis (1)	6,208	6,930	7,143	7,340	7,700
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$127,937	$130,829	$130,671	$132,292	$134,035

(1)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$673	$732	$826	$823	$845	$2,609	$3,226
Universal life and investment-type product policy fees	278	290	296	290	299	1,109	1,175
Net investment income	358	322	459	399	413	1,271	1,593
Other revenues	11	9	10	10	10	41	39
Total adjusted revenues	1,320	1,353	1,591	1,522	1,567	5,030	6,033

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	773	769	811	874	847	3,143	3,301
Interest credited to policyholder account balances	67	68	84	89	94	249	335
Capitalization of DAC	(110)	(113)	(120)	(130)	(136)	(414)	(499)
Amortization of DAC and VOBA	80	80	90	68	101	285	339
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	3	4	3	2	5	12
Other expenses	360	354	370	398	431	1,401	1,553
Total adjusted expenses	1,171	1,161	1,239	1,302	1,339	4,669	5,041
Adjusted earnings before provision for income tax	149	192	352	220	228	361	992
Provision for income tax expense (benefit)	24	50	85	49	47	70	231
Adjusted earnings	125	142	267	171	181	291	761
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$125	$142	$267	$171	$181	$291	$761

Adjusted premiums, fees and other revenues	$962	$1,031	$1,132	$1,123	$1,154	$3,759	$4,440

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$132	$126	$122	$134	$144
Pension, postretirement and postemployment benefit costs	—	1	1	1	1
Premium taxes, other taxes, and licenses & fees	8	12	11	12	13
Commissions and other variable expenses	220	215	236	251	273
Adjusted other expenses	$360	$354	$370	$398	$431
Adjusted other expenses, net of adjusted capitalization of DAC	$250	$241	$250	$268	$295
Adjusted other expenses on a constant currency basis	$359	$347	$358	$404	$431
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$249	$236	$242	$272	$295

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Mexico	127	158	129	132	131
Chile	58	64	76	80	85
All other	59	54	63	79	81
Total sales	$244	$276	$268	$291	$297

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted premiums, fees and other revenues	$962	$1,031	$1,132	$1,123	$1,154
Adjusted earnings available to common shareholders	$125	$142	$267	$171	$181

Adjusted premiums, fees and other revenues, on a constant currency basis	$965	$1,014	$1,104	$1,142	$1,154
Adjusted earnings available to common shareholders, on a constant currency basis	$120	$135	$260	$176	$181

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$520	$509	$492	$475	$488	$2,271	$1,964
Universal life and investment-type product policy fees	93	88	86	62	64	395	300
Net investment income	44	41	38	40	41	215	160
Other revenues	8	9	8	8	10	47	35
Total adjusted revenues	665	647	624	585	603	2,928	2,459

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	297	282	237	239	232	1,241	990
Interest credited to policyholder account balances	20	17	20	16	18	86	71
Capitalization of DAC	(110)	(101)	(108)	(96)	(106)	(469)	(411)
Amortization of DAC and VOBA	82	86	95	79	73	356	333
Amortization of negative VOBA	(2)	(1)	(2)	(1)	(1)	(7)	(5)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	318	296	298	269	308	1,324	1,171
Total adjusted expenses	605	579	540	506	524	2,531	2,149
Adjusted earnings before provision for income tax	60	68	84	79	79	397	310
Provision for income tax expense (benefit)	18	16	20	19	9	96	64
Adjusted earnings	42	52	64	60	70	301	246
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$42	$52	$64	$60	$70	$301	$246

Adjusted premiums, fees and other revenues	$621	$606	$586	$545	$562	$2,713	$2,299

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$102	$97	$101	$91	$100
Pension, postretirement and postemployment benefit costs	2	1	2	1	1
Premium taxes, other taxes, and licenses & fees	4	6	4	3	6
Commissions and other variable expenses	210	192	191	174	201
Adjusted other expenses	$318	$296	$298	$269	$308
Adjusted other expenses, net of adjusted capitalization of DAC	$208	$195	$190	$173	$202
Adjusted other expenses on a constant currency basis	$281	$270	$283	$267	$308
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$186	$179	$181	$171	$202

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted premiums, fees and other revenues	$621	$606	$586	$545	$562
Adjusted earnings available to common shareholders	$42	$52	$64	$60	$70

Adjusted premiums, fees and other revenues, on a constant currency basis	$550	$549	$555	$540	$562
Adjusted earnings available to common shareholders, on a constant currency basis	$33	$42	$57	$60	$70
Total sales on a constant currency basis	$164	$212	$208	$171	$185

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$862	$776	$760	$745	$785	$3,333	$3,066
Universal life and investment-type product policy fees	275	269	339	232	217	1,101	1,057
Net investment income	1,490	1,409	1,280	1,118	1,164	6,450	4,971
Other revenues	69	44	23	39	49	257	155
Total adjusted revenues	2,696	2,498	2,402	2,134	2,215	11,141	9,249

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,585	1,518	1,433	1,659	1,446	6,268	6,056
Interest credited to policyholder account balances	208	202	203	202	206	840	813
Capitalization of DAC	(8)	(7)	(8)	(6)	(7)	(33)	(28)
Amortization of DAC and VOBA	67	76	74	(20)	62	257	192
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	2	2	3	5	8
Other expenses	240	236	242	228	247	992	953
Total adjusted expenses	2,093	2,026	1,946	2,065	1,957	8,329	7,994
Adjusted earnings before provision for income tax	603	472	456	69	258	2,812	1,255
Provision for income tax expense (benefit)	121	95	92	10	50	570	247
Adjusted earnings	482	377	364	59	208	2,242	1,008
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$482	$377	$364	$59	$208	$2,242	$1,008

Adjusted premiums, fees and other revenues	$1,206	$1,089	$1,122	$1,016	$1,051	$4,691	$4,278

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$82,115	$82,383	$81,617	$81,626	$81,598
Premiums and deposits (2), (3)	1,121	1,035	966	936	955
Surrenders and withdrawals	(529)	(504)	(520)	(496)	(522)
Benefit payments	(805)	(907)	(734)	(788)	(799)
Net flows	(213)	(376)	(288)	(348)	(366)
Net transfers from (to) separate accounts	10	8	10	17	(6)
Interest	839	835	839	853	848
Policy charges	(180)	(181)	(180)	(180)	(177)
Other	(188)	(1,052)	(372)	(370)	(336)
Balance, end of period	$82,383	$81,617	$81,626	$81,598	$81,561

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$18,341	$18,061	$17,676	$17,606	$17,642
Premiums and deposits (2), (3)	89	84	91	68	60
Surrenders and withdrawals	(410)	(323)	(327)	(348)	(495)
Benefit payments	(152)	(161)	(148)	(147)	(153)
Net flows	(473)	(400)	(384)	(427)	(588)
Net transfers from (to) separate accounts	52	66	69	32	32
Interest	125	119	119	119	119
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	20	(166)	130	316	(172)
Balance, end of period	$18,061	$17,676	$17,606	$17,642	$17,029

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$7,248	$7,512	$6,776	$5,527	$5,225
Premiums and deposits (3)	57	59	56	53	55
Surrenders and withdrawals	(64)	(61)	(38)	(39)	(41)
Benefit payments	(19)	(18)	(15)	(12)	(15)
Net flows	(26)	(20)	3	2	(1)
Investment performance	367	(646)	(1,176)	(225)	315
Net transfers from (to) general account	(10)	(8)	(10)	(17)	6
Policy charges	(65)	(66)	(66)	(65)	(65)
Other	(2)	4	—	3	(5)
Balance, end of period	$7,512	$6,776	$5,527	$5,225	$5,475

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, beginning of period	$39,840	$40,173	$36,079	$30,163	$27,680
Premiums and deposits (3)	74	72	74	55	65
Surrenders and withdrawals	(1,177)	(866)	(728)	(648)	(669)
Benefit payments	(135)	(124)	(105)	(99)	(102)
Net flows	(1,238)	(918)	(759)	(692)	(706)
Investment performance	1,819	(2,937)	(4,919)	(1,594)	1,712
Net transfers from (to) general account	(52)	(66)	(69)	(32)	(32)
Policy charges	(195)	(174)	(170)	(166)	(155)
Other	(1)	1	1	1	—
Balance, end of period	$40,173	$36,079	$30,163	$27,680	$28,499

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$163	$167	$160	$164	$178
Pension, postretirement and postemployment benefit costs	4	1	1	—	1
Premium taxes, other taxes, and licenses & fees	16	16	17	20	15
Commissions and other variable expenses	57	52	64	44	53
Adjusted other expenses	$240	$236	$242	$228	$247

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Life (1)
Adjusted premiums, fees and other revenues	$791	$704	$758	$657	$703
Interest adjusted benefit ratio	54.3%	54.1%	33.2%	53.9%	49.1%

Lapse Ratio (2)
Traditional life	4.0%	4.2%	4.4%	4.5%	4.6%
Variable & universal life	3.3%	3.4%	3.3%	3.3%	3.4%
Fixed annuity	6.8%	6.3%	6.2%	6.6%	7.3%
Variable annuity	10.2%	10.0%	9.8%	9.5%	9.2%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Adjusted revenues
Premiums	$(19)	$(4)	$(6)	$(7)	$1	$35	$(16)
Universal life and investment-type product policy fees	1	—	2	(1)	1	2	2
Net investment income	91	104	5	63	44	244	216
Other revenues	117	101	98	96	101	420	396
Total adjusted revenues	190	201	99	151	147	701	598

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(2)	(7)	(2)	(3)	6	34	(6)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(3)	(2)	(2)	(1)	(11)	(8)
Amortization of DAC and VOBA	2	2	2	3	2	9	9
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	219	219	219	231	240	902	909
Other expenses	284	136	184	186	203	562	709
Total adjusted expenses	501	347	401	415	450	1,496	1,613
Adjusted earnings before provision for income tax	(311)	(146)	(302)	(264)	(303)	(795)	(1,015)
Provision for income tax expense (benefit)	(303)	(92)	(88)	(63)	(113)	(591)	(356)
Adjusted earnings	(8)	(54)	(214)	(201)	(190)	(204)	(659)
Preferred stock dividends	29	63	29	64	29	195	185
Adjusted earnings available to common shareholders	$(37)	$(117)	$(243)	$(265)	$(219)	$(399)	$(844)

Adjusted premiums, fees and other revenues	$99	$97	$94	$88	$103	$457	$382

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Business activities	$45	$36	$34	$36	$32	$143	$138
Net investment income	89	104	6	60	49	248	219
Interest expense on debt	(228)	(227)	(226)	(240)	(250)	(944)	(943)
Corporate initiatives and projects	(54)	(12)	(21)	(15)	(16)	(128)	(64)
Other	(163)	(47)	(95)	(105)	(118)	(114)	(365)
Provision for income tax (expense) benefit and other tax-related items	303	92	88	63	113	591	356
Preferred stock dividends	(29)	(63)	(29)	(64)	(29)	(195)	(185)
Adjusted earnings available to common shareholders	$(37)	$(117)	$(243)	$(265)	$(219)	$(399)	$(844)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Fixed Maturity Securities
Yield	3.77%	3.52%	3.66%	3.81%	4.04%	3.74%	3.76%
Investment income (2), (3)	$2,816	$2,638	$2,709	$2,773	$2,978	$11,146	$11,098
Investment gains (losses)	(2)	(599)	(671)	(286)	(356)	70	(1,912)
Ending carrying value (4)	341,876	321,656	285,573	272,079	278,215	341,876	278,215
Mortgage Loans
Yield	4.23%	4.13%	4.11%	4.37%	4.73%	4.19%	4.34%
Investment income (3)	847	823	832	898	983	3,430	3,536
Investment gains (losses)	(119)	44	48	47	(118)	(18)	21
Ending carrying value	79,353	79,968	82,055	82,437	83,763	79,353	83,763
Real Estate and Real Estate Joint Ventures
Yield	6.36%	7.82%	8.98%	5.75%	3.16%	4.81%	6.40%
Investment income	194	241	277	179	101	579	798
Investment gains (losses)	20	4	159	—	490	502	653
Ending carrying value	12,216	12,379	12,376	12,532	13,137	12,216	13,137
Policy Loans
Yield	5.02%	5.13%	5.09%	5.18%	5.22%	5.11%	5.15%
Investment income	115	116	114	114	115	474	459
Ending carrying value	9,111	9,036	8,876	8,783	8,874	9,111	8,874
Equity Securities
Yield	3.76%	3.48%	2.46%	6.40%	3.58%	4.45%	3.96%
Investment income	8	7	5	14	10	36	36
Investment gains (losses)	11	(50)	(42)	(23)	(18)	108	(133)
Ending carrying value	1,269	988	1,085	973	1,684	1,269	1,684
Other Limited Partnership Interests
Yield (5)	30.11%	25.35%	4.69%	(5.35)%	(1.18)%	40.71%	5.92%
Investment income (5)	1,058	926	171	(194)	(43)	4,935	860
Investment gains (losses)	11	18	(2)	(1)	38	(6)	53
Ending carrying value (6)	14,625	14,570	14,636	14,387	14,414	14,625	14,414
Cash and Short-term Investments
Yield	0.93%	1.08%	1.53%	2.54%	3.70%	0.80%	2.31%
Investment income	25	30	43	78	131	87	282
Investment gains (losses)	15	14	42	63	(37)	27	82
Ending carrying value	27,223	26,634	23,591	27,466	25,130	27,223	25,130
Other Invested Assets
Investment income	291	364	484	426	396	1,197	1,670
Investment gains (losses)	51	47	69	(14)	(15)	99	87
Ending carrying value	18,655	18,696	19,901	22,299	20,038	18,655	20,038
Total Investments
Investment income yield	4.94%	4.72%	4.29%	3.98%	4.27%	5.05%	4.32%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.12)%	(0.12)%	(0.13)%	(0.12)%	(0.12)%
Net Investment Income Yield	4.81%	4.59%	4.17%	3.86%	4.14%	4.93%	4.20%
Investment income	$5,354	$5,145	$4,635	$4,288	$4,671	$21,884	$18,739
Investment fees and expenses	(138)	(142)	(131)	(125)	(141)	(537)	(539)
Net investment income including divested businesses	5,216	5,003	4,504	4,163	4,530	21,347	18,200
Less: Net investment income from divested businesses	15	11	—	—	—	67	11
Adjusted Net Investment Income (7)	$5,201	$4,992	$4,504	$4,163	$4,530	$21,280	$18,189
Ending Carrying Value	$504,328	$483,927	$448,093	$440,956	$445,255	$504,328	$445,255
Investment Portfolio Gains (Losses) including divested businesses	$(13)	$(522)	$(397)	$(214)	$(16)	$782	$(1,149)
Less: Divested businesses	2	—	—	—	—	30	—
Investment Portfolio Gains (Losses) (8)	$(15)	$(522)	$(397)	$(214)	$(16)	$752	$(1,149)
Gross investment gains	331	310	597	259	1,117	1,711	2,283
Gross investment losses	(242)	(548)	(1,084)	(541)	(1,084)	(850)	(3,257)
Net credit loss (provision) release and (impairments)	(104)	(284)	90	68	(49)	(109)	(175)
Investment Portfolio Gains (Losses) (8)	(15)	(522)	(397)	(214)	(16)	752	(1,149)
Investment portfolio gains (losses) income tax (expense) benefit	17	116	92	51	3	(146)	262
Investment Portfolio Gains (Losses), Net of Income Tax	$2	$(406)	$(305)	$(163)	$(13)	$606	$(887)

Derivative gains (losses) including Divested businesses	$(431)	$(1,074)	$(1,427)	$(732)	$(115)	$(3,121)	$(3,348)
Less: Derivative gains (losses) from divested businesses	—	—	—	—	—	(1)	—
Derivative gains (losses) (8)	(431)	(1,074)	(1,427)	(732)	(115)	(3,120)	(3,348)
Derivative gains (losses) income tax (expense) benefit	96	265	396	196	(1)	759	856
Derivative Gains (Losses), Net of Income Tax	$(335)	$(809)	$(1,031)	$(536)	$(116)	$(2,361)	$(2,492)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$93,034	27.3%	$87,136	27.2%	$80,555	28.3%	$78,824	29.1%	$80,030	28.9%
Foreign corporate		63,640	18.7%	61,129	19.1%	54,177	19.1%	49,927	18.4%	52,572	19.0%
Foreign government		61,609	18.1%	57,282	17.9%	48,016	16.9%	44,050	16.3%	46,747	16.9%
U.S. government and agency		46,599	13.7%	40,334	12.6%	33,690	11.9%	31,562	11.7%	32,229	11.6%
Residential mortgage-backed		30,404	8.9%	30,080	9.4%	27,303	9.6%	27,145	10.0%	26,165	9.5%
Asset-backed securities and collateralized loan obligations		18,569	5.5%	19,305	6.0%	17,054	6.0%	16,766	6.2%	16,822	6.1%
Municipals		14,212	4.2%	12,958	4.1%	12,513	4.4%	12,014	4.4%	12,152	4.4%
Commercial mortgage-backed		12,207	3.6%	11,855	3.7%	10,870	3.8%	10,477	3.9%	10,063	3.6%
Fixed Maturity Securities Available-For-Sale		$340,274	100.0%	$320,079	100.0%	$284,178	100.0%	$270,765	100.0%	$276,780	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$239,394	70.4%	$222,096	69.4%	$195,090	68.7%	$185,780	68.6%	$190,021	68.7%
Baa	2	85,209	25.0%	82,616	25.8%	74,783	26.3%	71,276	26.3%	73,194	26.5%
Ba	3	11,973	3.5%	11,788	3.7%	11,129	3.9%	10,652	4.0%	10,511	3.8%
B	4	3,150	0.9%	2,923	0.9%	2,653	0.9%	2,618	1.0%	2,571	0.9%
Caa and lower	5	526	0.2%	480	0.1%	389	0.2%	306	0.1%	401	0.1%
In or near default	6	22	—%	176	0.1%	134	—%	133	—%	82	—%
Total Fixed Maturity Securities Available-For-Sale (9)		$340,274	100.0%	$320,079	100.0%	$284,178	100.0%	$270,765	100.0%	$276,780	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022

Gross unrealized gains		$31,901		$16,145		$8,666		$5,488		$5,239
Gross unrealized losses		2,420		9,583		23,759		36,982		34,301
Net Unrealized Gains (Losses)		$29,481		$6,562		$(15,093)		$(31,494)		$(29,062)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022

Commercial mortgage loans	$50,553		$51,117		$52,348		$52,273		$52,502
Agricultural mortgage loans	18,111		17,882		18,563		18,923		19,306
Residential mortgage loans	11,323		11,584		11,606		11,708		12,482
Mortgage loans held-for-sale	—		—		24		—		—
Mortgage Loans	79,987		80,583		82,541		82,904		84,290
Valuation allowances	(634)		(615)		(486)		(467)		(527)
Mortgage Loans, net	$79,353		$79,968		$82,055		$82,437		$83,763

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,676	19.1%	$9,824	19.2%	$9,901	18.9%	$9,805	18.7%	$9,628	18.3%
Non-U.S.	9,969	19.7%	10,064	19.7%	9,726	18.6%	8,977	17.2%	9,299	17.7%
Middle Atlantic	7,537	14.9%	7,876	15.4%	7,918	15.1%	7,748	14.8%	7,574	14.4%
South Atlantic	6,800	13.5%	6,849	13.4%	6,852	13.1%	6,691	12.8%	6,617	12.6%
West South Central	3,492	6.9%	3,587	7.0%	3,943	7.5%	4,005	7.7%	3,721	7.1%
New England	2,748	5.4%	2,752	5.4%	2,781	5.3%	2,754	5.3%	2,764	5.3%
Mountain	1,993	4.0%	2,078	4.1%	2,268	4.3%	2,269	4.3%	2,284	4.4%
East North Central	2,129	4.2%	2,013	3.9%	1,489	2.9%	1,596	3.1%	1,594	3.0%
East South Central	759	1.5%	725	1.4%	636	1.2%	635	1.2%	620	1.2%
West North Central	663	1.3%	458	0.9%	428	0.8%	471	0.9%	597	1.1%
Multi-Region and Other	4,787	9.5%	4,891	9.6%	6,406	12.3%	7,322	14.0%	7,804	14.9%
Total	$50,553	100.0%	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%

Office	$22,388	44.3%	$22,170	43.4%	$21,923	41.9%	$21,144	40.5%	$21,009	40.0%
Apartment	9,121	18.0%	9,578	18.7%	10,536	20.1%	10,793	20.6%	10,575	20.2%
Retail	8,548	16.9%	8,766	17.2%	8,524	16.3%	8,305	15.9%	8,046	15.3%
Industrial	5,096	10.1%	5,055	9.9%	4,902	9.4%	5,068	9.7%	5,607	10.7%
Hotel	3,201	6.3%	3,137	6.1%	3,323	6.3%	3,261	6.2%	3,172	6.0%
Other	2,199	4.4%	2,411	4.7%	3,140	6.0%	3,702	7.1%	4,093	7.8%
Total	$50,553	100.0%	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Average quarterly asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $75 million, ($65) million, ($89) million, ($43) million and $70 million for the three months ended December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively, and $167 million and ($127) million for the year ended December 31, 2021 and December 31, 2022, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Fixed maturity securities available-for-sale	$340,274	$320,079	$284,178	$270,765	$276,780
Contractholder-directed equity securities and fair value option securities	12,142	11,418	9,875	8,954	9,668
Total fixed maturity securities	352,416	331,497	294,053	279,719	286,448
Less: Contractholder-directed equity securities	10,540	9,841	8,480	7,640	8,233
Fixed maturity securities	$341,876	$321,656	$285,573	$272,079	$278,215

(5)Other limited partnership interests includes investment income related to private equity investments of $1,059 million, $984 million, $216 million, ($188) million and ($40) million for the three months ended December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively, and $4,898 million and $972 million for the year ended December 31, 2021 and December 31, 2022, respectively. The annualized yields for these periods were 31.64%, 28.16%, 6.17%, (5.37%), (1.15%), 42.70% and 6.95%, respectively.

(6) Other limited partnership interests includes ending carrying value related to private equity investments of $13,963 million, $13,971 million, $14,092 million, $13,855 million and $14,000 million at December 31, 2021, March 31, 2022, June 30, 2022, September 31, 2022 and December 31, 2022, respectively.
(7)Adjusted net investment income reflects the adjustments as presented on Page 5.
(8)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Net investment gains (losses)	$(126)	$(518)	$(685)	$(414)	$355	$1,529	$(1,262)
Less: Operating joint venture adjustments	—	6	(1)	5	(1)	1	9
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	22	7	(1)	(18)	(2)	45	(14)
Less: Non-investment portfolio gains (losses)	(135)	(9)	(286)	(187)	374	701	(108)
Less: Divested businesses	2	—	—	—	—	30	—
Investment portfolio gains (losses)	$(15)	$(522)	$(397)	$(214)	$(16)	$752	$(1,149)

	For the Three Months Ended					For the Year Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Net derivative gains (losses)	$(196)	$(859)	$(1,195)	$(480)	$162	$(2,228)	$(2,372)
Less: Investment hedge adjustments	235	215	232	252	277	895	976
Less: PAB hedge adjustments	—	—	—	—	—	(2)	—
Less: Divested businesses	—	—	—	—	—	(1)	—
Derivative gains (losses)	$(431)	$(1,074)	$(1,427)	$(732)	$(115)	$(3,120)	$(3,348)

(9)Fixed maturity securities available-for-sale are presented by NRSRO rating, except for non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), which are presented using NAIC designations for modeled securities. In addition, the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations is provided. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. If no NAIC designation is available, then, as permitted by the NAIC, an internally developed designation is used. NRSRO ratings and NAIC designations are as of the dates shown. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs, included within Caa and lower, that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,176	$606	$103	$331	$1,314	$6,353	$2,354
Add: Preferred stock dividends	29	63	29	64	29	195	185
Add: Preferred stock redemption premium	—	—	—	—	—	6	—
Add: Net Income (loss) attributable to noncontrolling interests	6	5	6	5	3	21	19
Net income (loss)	1,211	674	138	400	1,346	$6,575	$2,558
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(126)	(518)	(685)	(414)	355	1,529	(1,262)
Net derivative gains (losses)	(196)	(859)	(1,195)	(480)	162	(2,228)	(2,372)
Premiums - Divested businesses	60	41	—	—	—	982	41
Universal life and investment-type product policy fees
Unearned revenue adjustments	13	(8)	(11)	(9)	(14)	71	(42)
GMIB fees	24	23	22	21	18	98	84
Divested businesses	13	11	—	—	—	26	11
Net investment income
Investment hedge adjustments	(235)	(215)	(232)	(252)	(277)	(895)	(976)
Operating joint venture adjustments	—	(6)	1	(5)	1	(1)	(9)
Unit-linked contract income	253	(498)	(688)	(321)	209	952	(1,298)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	—	(2)	—	1	(8)	(1)
Divested businesses	15	11	—	—	—	67	11
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	53	47	48	40	25	221	160
Divested businesses	5	3	—	—	—	22	3
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(7)	(7)	(6)	(6)	(6)	(32)	(25)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(99)	(39)	(152)	(88)	(144)	(3)	(423)
GMIB costs	(88)	45	125	171	20	(402)	361
Market value adjustments	(23)	(12)	34	66	74	(83)	162
Divested businesses	(41)	(22)	—	—	—	(659)	(22)
Interest credited to policyholder account balances
PAB hedge adjustments	—	—	—	—	—	2	—
Unit-linked contract costs	(246)	505	695	302	(180)	(938)	1,322
Divested businesses	(5)	(3)	—	—	—	(10)	(3)
Capitalization of DAC - Divested businesses	15	11	—	—	—	119	11
Amortization of DAC and VOBA
Related to NIGL and NDGL	(63)	19	(4)	98	(8)	(100)	105
Related to GMIB fees and GMIB costs	(5)	(1)	(16)	19	8	7	10
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(14)	(9)	—	—	—	(126)	(9)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	(1)	—
Other expenses
Noncontrolling interests	9	7	4	8	5	28	24
Regulatory implementation costs	(1)	—	(2)	(1)	(1)	(4)	(4)
Acquisition, integration and other costs	1	(7)	(13)	(14)	(15)	(9)	(49)
TSA fees	(53)	(47)	(48)	(40)	(25)	(221)	(160)
Divested businesses	(81)	(32)	(8)	(13)	(21)	(358)	(74)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	167	444	616	288	(96)	380	1,252
Adjusted earnings	1,867	1,790	1,655	1,030	1,255	8,149	5,730
Less: Preferred stock dividends	29	63	29	64	29	195	185
Adjusted earnings available to common shareholders	$1,838	$1,727	$1,626	$966	$1,226	$7,954	$5,545

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$77	$34	$—	$(140)	$111
Litigation reserves and settlement costs	—	—	—	—	—	66	—
Tax adjustments	140	—	—	—	—	140	—
Total notable items	$140	$—	$77	$34	$—	$66	$111

U.S.
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$91	$—	$—	$91
Total notable items	$—	$—	$—	$91	$—	$—	$91

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$—	$—
Total notable items	$—	$—	$—	$—	$—	$—	$—

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$91	$—	$—	$91
Total notable items	$—	$—	$—	$91	$—	$—	$91

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$23	$—	$(79)	$23
Total notable items	$—	$—	$—	$23	$—	$(79)	$23

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$7	$—	$(2)	$7
Total notable items	$—	$—	$—	$7	$—	$(2)	$7

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$4	$—	$(6)	$4
Total notable items	$—	$—	$—	$4	$—	$(6)	$4

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$77	$(91)	$—	$(53)	$(14)
Total notable items	$—	$—	$77	$(91)	$—	$(53)	$(14)

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Litigation reserves and settlement costs	$—	$—	$—	$—	$—	$66	$—
Tax adjustments	140	—	—	—	—	140	—
Total notable items	$140	$—	$—	$—	$—	$206	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Total MetLife, Inc.'s stockholders' equity	$67,482	$53,965	$37,101	$25,076	$27,040
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	63,664	50,147	33,283	21,258	23,222
Less: Net unrealized investment gains (losses), net of income tax	17,671	5,182	(9,457)	(20,008)	(19,294)
Defined benefit plans adjustment, net of income tax	(1,598)	(1,577)	(1,555)	(1,536)	(1,377)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$47,591	$46,542	$44,295	$42,802	$43,893
Less: Goodwill, net of income tax	9,221	9,163	8,828	8,683	8,964
VODA and VOCRA, net of income tax	718	699	679	663	649
Total MetLife, Inc.'s tangible common stockholders' equity	$37,652	$36,680	$34,788	$33,456	$34,280

Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$47,591	$46,542	$44,295	$42,802	$43,893
Less: Accumulated year-to-date total notable items (2)	66	—	77	111	111
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,525	$46,542	$44,218	$42,691	$43,782

Unaudited (In millions, except per share data)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Book value per common share	$77.12	$61.55	$41.73	$27.00	$29.81
Less: Net unrealized investment gains (losses), net of income tax	21.41	6.36	(11.86)	(25.42)	(24.76)
Defined benefit plans adjustment, net of income tax	(1.94)	(1.93)	(1.95)	(1.95)	(1.77)
Book value per common share, excluding AOCI other than FCTA	$57.65	$57.12	$55.54	$54.37	$56.34
Less: Goodwill, net of income tax	11.17	11.24	11.07	11.04	11.51
VODA and VOCRA, net of income tax	0.87	0.86	0.85	0.84	0.83
Book value per common share - tangible common stockholders' equity	$45.61	$45.02	$43.62	$42.49	$44.00

Common shares outstanding, end of period	825.5	814.8	797.6	787.3	779.1

	For the Three Months Ended (1)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021	December 31, 2022

Return on MetLife, Inc.'s:
Common stockholders' equity	7.3%	4.3%	1.0%	4.9%	23.6%	9.7%	6.1%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	11.4%	12.1%	15.6%	14.2%	22.1%	12.2%	14.5%
Common stockholders' equity, excluding AOCI other than FCTA	15.3%	14.7%	14.3%	8.9%	11.3%	16.6%	12.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	14.2%	14.7%	13.7%	8.6%	11.3%	16.5%	12.1%
Tangible common stockholders' equity (3)	19.6%	18.8%	18.4%	11.5%	14.7%	21.4%	15.9%

Average common stockholders' equity	$64,448	$56,906	$41,715	$27,271	$22,240	$65,203	$38,315
Average common stockholders' equity, excluding AOCI other than FCTA	$47,985	$47,067	$45,419	$43,549	$43,348	$47,917	$45,025
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,989	$47,067	$45,380	$43,455	$43,237	$47,905	$44,965
Average tangible common stockholders' equity	$37,976	$37,166	$35,734	$34,122	$33,868	$37,615	$35,371

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the adjusted return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022 of $19 million, $18 million, $19 million, $17 million and $18 million, respectively, and for the year ended December 31, 2021 and 2022 of $79 million and $72 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
U.S. (1)	$10,100	$7,887	$8,943	$14,966	$6,666
ASIA	1,712	1,748	1,783	1,756	1,770
LATIN AMERICA	965	1,014	1,104	1,142	1,154
EMEA	550	549	555	540	562
METLIFE HOLDINGS (1)	1,206	1,089	1,122	1,016	1,051
CORPORATE & OTHER (1)	99	97	94	88	103
Adjusted premiums, fees and other revenues, on a constant currency basis	$14,632	$12,384	$13,601	$19,508	$11,306
Adjusted premiums, fees and other revenues	$15,010	$12,732	$13,794	$19,527	$11,306

ASIA (including operating joint ventures) (2), (3)	$2,002	$2,108	$2,075	$2,136	$2,139

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
U.S. (1)	$937	$979	$949	$1,003	$1,031
ASIA	708	718	709	735	804
LATIN AMERICA	359	347	358	404	431
EMEA	281	270	283	267	308
METLIFE HOLDINGS (1)	240	236	242	228	247
CORPORATE & OTHER (1)	284	136	184	186	203
Adjusted other expenses on a constant currency basis	$2,809	$2,686	$2,725	$2,823	$3,024
Adjusted other expenses	$2,985	$2,838	$2,806	$2,833	$3,024

ASIA (including operating joint ventures) (2), (3)	$801	$825	$808	$843	$912

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
U.S. (1)	$640	$693	$788	$744	$771
ASIA	560	555	374	190	215
LATIN AMERICA	120	135	260	176	181
EMEA	33	42	57	60	70
METLIFE HOLDINGS (1)	482	377	364	59	208
CORPORATE & OTHER (1)	(37)	(117)	(243)	(265)	(219)
Adjusted earnings available to common shareholders on a constant currency basis	$1,798	$1,685	$1,600	$964	$1,226
Adjusted earnings available to common shareholders	$1,838	$1,727	$1,626	$966	$1,226

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organization
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements